10f-3 securities


Credit Suisse High Yield Bond Fund



Portfolio
Credit Suisse High Yield Bond Fund
Security
Cheniere Corpus Christi Holdings
Date Purchased
5/15/2017
Price per Share
$100.00
Shares Purchased by the Portfolio
2800
Total Principal Purchased by the
Portfolio
$2,800,000
% of Offering Purchased by the Portfolio
0.19%
Broker
RBC Capital Markets
Member
Joint Lead Manager


Portfolio
Credit Suisse High Yield Bond Fund
Security
Kar Auction Services, Inc.
Date Purchased
5/22/2017
Price per Share
$100.00
Shares Purchased by the Portfolio
1450
Total Principal Purchased by the
Portfolio
$1,450,000
% of Offering Purchased by the Portfolio
0.15%
Broker
JPMorgan Chase Bank
Member
Joint Lead Manager


Portfolio
Credit Suisse High Yield Bond Fund
Security
CD&R Waterworks Merger
Date Purchased
7/19/2017
Price per Share
$100.00
Shares Purchased by the Portfolio
675
Total Principal Purchased by the
Portfolio
$675,000
% of Offering Purchased by the Portfolio
0.14%
Broker
Banc of America Securities
Member
Joint Lead Manager


Portfolio
Credit Suisse High Yield Bond Fund
Security
AT&T Inc
Date Purchased
7/27/2017
Price per Share
$99.83
Shares Purchased by the Portfolio
4000
Total Principal Purchased by the
Portfolio
$3,993,080
% of Offering Purchased by the Portfolio
0.08%
Broker
JPMorgan Chase Bank
Member
Joint Lead Manager


Portfolio
Credit Suisse High Yield Bond Fund
Security
AT&T Inc
Date Purchased
7/27/2017
Price per Share
$99.83
Shares Purchased by the Portfolio
2000
Total Principal Purchased by the
Portfolio
$1,996,540
% of Offering Purchased by the Portfolio
0.04%
Broker
JPMorgan Chase Bank
Member
Joint Lead Manager


Portfolio
Credit Suisse High Yield Bond Fund
Security
MPT Operating Partnership L.P.
Date Purchased
9/7/2017
Price per Share
$100.00
Shares Purchased by the Portfolio
1100
Total Principal Purchased by the
Portfolio
$1,100,000
% of Offering Purchased by the Portfolio
0.08%
Broker
JPMorgan Chase Bank
Member
Joint Lead Manager


Portfolio
Credit Suisse High Yield Bond Fund
Security
Tronox Finance PLC
Date Purchased
9/14/2017
Price per Share
$100.00
Shares Purchased by the Portfolio
1025
Total Principal Purchased by the
Portfolio
$1,025,000
% of Offering Purchased by the Portfolio
0.23%
Broker
Citigroup Global Markets
Member
Joint Lead Manager


Portfolio
Credit Suisse High Yield Bond Fund
Security
NextEra Energy Operating Partners, LP
Date Purchased
9/18/2017
Price per Share
$100.00
Shares Purchased by the Portfolio
1500
Total Principal Purchased by the
Portfolio
$1,500,000
% of Offering Purchased by the Portfolio
0.27%
Broker
Barclays Capital Inc. (NY)
Member
Joint Lead Manager


Portfolio
Credit Suisse High Yield Bond Fund
Security
Trident Merger Sub, Inc
Date Purchased
10/12/2017
Price per Share
$100.00
Shares Purchased by the Portfolio
750
Total Principal Purchased by the
Portfolio
$750,000
% of Offering Purchased by the Portfolio
0.29%
Broker
Jefferies & Company
Member
Joint Lead Manager


Portfolio
Credit Suisse High Yield Bond Fund
Security
Wind Tre S.p.A.
Date Purchased
10/24/2017
Price per Share
$100.00
Shares Purchased by the Portfolio
750
Total Principal Purchased by the
Portfolio
$750,000
% of Offering Purchased by the Portfolio
0.04%
Broker
Banc of America Securities
Member
Joint Lead Manager